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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Annual Report on Form 10-K of F.Y.I. Incorporated for the year ended December 31, 1996. We hereby consent to the incorporation by reference of our report in Registration Statement No. 333-5493 on Form S-8.

                                            ELKO, FISCHER, McCABE & RUDMAN, Ltd.

Media, Pennsylvania
March 5, 1997